                                                                  EXHIBIT 10.061

                          TRANSFER AGENT INSTRUCTIONS

                          BIOSHIELD TECHNOLOGIES, INC.


                                 June 30, 1999


American Stock Transfer & Trust Co.
40 Wall Street
New York, New York  10005

ATTENTION: GEORGE KARFUNKEL

Dear Mr. Karfunkel:

         Reference is made to that certain Securities Purchase Agreement, of even date herewith, by and among BioShield Technologies, Inc., a Georgia corporation (the "COMPANY"), and each of the subscribers listed in Exhibit "A" attached hereto (collectively, the "HOLDERS") pursuant to which the Company is issuing to the Holders up to an aggregate of 3,218,884 shares of Common Stock, $0.001 par value of Allergy Superstore.com, Inc. (the "COMMON SHARES"). This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares (the "CONVERSION SHARES") of Common Stock, no par value (the "COMMON STOCK"), of the Company to or upon the order of a Holder from time to time upon
(i) surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, which has been properly agreed to and acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon and (ii) certificates representing Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction). So long as you have previously received: (i) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), and (ii) a copy of such Registration Statement, Certificates representing the Conversion Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restriction. However, if you have not previously received (i) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (ii) a copy of such registration statement, then the certificates representing the Conversion Shares shall bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE

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         REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF
         1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN FORM AND CONTENT ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

provided, however, that the Company may from time to time notify you to place stop transfer restrictions on the certificates for the Conversion Shares in the event a registration statement covering the Conversion Shares is subject to amendment for events then current.

         An opinion of counsel to the Company that the issuance of the Conversion Shares to the Holders will be exempt from registration under the 1933 Act is attached hereto as Exhibit II.

         Please be advised that the Holders are relying upon this letter as an inducement to enter into the Securities Purchase Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

         Should you have any questions concerning this matter please contact me at (770) 925-3432.

                                      Very truly yours,

                                      BIOSHIELD TECHNOLOGIES, INC.


                                      By:
                                         ---------------------------------------
                                      Name: Timothy C. Moses
                                      Its: President and Chief Executive Officer

ACKNOWLEDGED AND AGREED:

AMERICAN STOCK TRANSFER & TRUST CO.



By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------
Date:
      --------------------------------------

Enclosure

cc:      Holders

                                  EXHIBIT "A"

                               SCHEDULE OF BUYERS


------------------------------------------------------------------------------------------------------------
                         ADDRESS AND FACSIMILE NUMBER                  NUMBER OF SHARES            NUMBER OF
BUYER'S NAME             OF BUYER                                      OF COMMON STOCK             WARRANTS
------------------------------------------------------------------------------------------------------------
                         c/o Citco Trustees (Cayman) Ltd.              1,072,961                   100,000
Jackson LLC              Corporate Centre, Windwood One
                         West Bay Road
                         P.O. Box 31106 SMB
                         Grand Cayman, Cayman Islands
                         facsimile: 345-945-7566

                                   EXHIBIT I

                          BIOSHIELD TECHNOLOGIES, INC.
                                EXCHANGE NOTICE


         Reference is made to the Securities Purchase Agreement, dated as of June 30, 1999 (the "AGREEMENT"). In accordance with and pursuant to the Agreement, the undersigned hereby elects to exchange the number of shares of Common Stock of Allergy Superstore.com, Inc., $0.001 par value per share (the "COMMON STOCK"), of BioShield Technologies, Inc., a Georgia corporation (the "COMPANY"), indicated below into shares of Common Stock, no par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Common Stock specified below as of the date specified below.

         The undersigned acknowledges that any sales by the undersigned of the securities issuable to the undersigned upon exchange of the Common Stock shall be made only pursuant to (i) a registration statement effective under the Securities Act of 1933, as amended (the "ACT"), or (ii) an opinion of its counsel in form and content satisfactory to the Company that such sale is exempt from registration required by Section 5 of the Act.


                                   Date of Exchange:


                                   ---------------------------------------------

                                   Number of Shares of Common
                                   Stock to be exchanged:


                                   ---------------------------------------------

                                   Stock certificate No(s). to be exchanged:


                                   ---------------------------------------------

Please confirm the following information:

                                   Exchange Price:


                                   ---------------------------------------------

                                   Number of shares of Conversion Shares
                                   to be issued:


                                   ---------------------------------------------

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please issue the Common Stock into which the Common Stock are being exchanged in the following name and to the following address:

                                          Issue to:

                                          --------------------------------------

                                          --------------------------------------

                                          Facsimile Number:

                                          --------------------------------------

                                          Authorization:

                                          --------------------------------------
                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------

                                          Dated:

                                          --------------------------------------
ACKNOWLEDGED AND AGREED:

BIOSHIELD TECHNOLOGIES, INC.


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

Date:
     -----------------------------------

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                                   EXHIBIT II

                          BIOSHIELD TECHNOLOGIES, INC.



Attached hereto.